SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549


                                      FORM 8-K


                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported)
                                  May 30, 2000




                             CLASSIC BANCSHARES, INC.
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         (Exact name of Registrant as specified in its Charter)


            Delaware                   0-27170                61-1289391
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(State or other jurisdiction (Commission File No.)(IRS Employer Identification of incorporation) No.)



       344 17th Street, Ashland, Kentucky                           41101
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  (Address of principal executive offices)                        (Zip Code)




        Registrant's telephone number, including area code: (606) 325-4789
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                                           N/A
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           (Former name or former address, if changed since last report)

Item 5.     Other Events

     On May 30, 2000, the Registrant issued the press release attached hereto as
Exhibit 99 announcing its earnings for the year ended March 31, 2000.

Item 7.     Financial Statements and Exhibits

     (c)     Exhibits

            99 Press release dated May 30, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CLASSIC BANCSHARES, INC.




Date: May 31, 2000                     By: /s/Lisah M. Frazier
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                                        Lisah M. Frazier, Vice President,
                                        Treasurer and Chief Financial
                                        Officer